                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: JULY 28, 1999



                            TEAM AMERICA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     Ohio                         0-21533                       31-1209872
-----------------           ---------------------         ---------------------
(STATE OR OTHER             (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                           110 E. Wilson Bridge Road
                            Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER ITEMS.

         On July 28, 1999, TEAM American Corporation (the "Company") issued a press release announcing the Company's receipt of an offer to purchase all of its outstanding shares of common stock. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         Exhibit No.                     Description

         99 Press release, dated July 28, 1999, entitled "TEAM America Receives Offer to Buy Company."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TEAM AMERICA CORPORATION


Date:  July 28, 1999

                                By: /s/Michael R. Goodrich
                                    --------------------------------------------
                                    Michael R. Goodrich, Chief Financial Officer





                                  EXHIBIT INDEX


         Exhibit No.                     Description

         99 Press release, dated July 28, 1999, entitled "TEAM America Receives Offer to Buy Company."





                                      -2-